             [NATIONWIDE ADVISORY SERVICES, INC. LOGO]

                        SEMI-ANNUAL REPORT
                        ------------------

                          JUNE 30, 1997
                          -------------


                                     NATIONWIDE(R) FAMILY OF FUNDS
                                     -----------------------------

                                     NATIONWIDE(R) GROWTH FUND
                                     NATIONWIDE(R) FUND
                                     NATIONWIDE(R) BOND FUND
                                     NATIONWIDE(R) TAX-FREE INCOME FUND
                                     NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND
                                     NATIONWIDE(R) MONEY MARKET FUND

                              [COVER FROM DESKTOP]

                                    CONTENTS

CHAIRMAN'S LETTER..............................................................3
NATIONWIDE(R) GROWTH FUND..................................................4 - 7
NATIONWIDE(R) FUND........................................................8 - 11
NATIONWIDE(R) BOND FUND..................................................12 - 15
NATIONWIDE(R) TAX-FREE INCOME FUND.......................................16 - 21
NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND................................22 - 24
NATIONWIDE(R) MONEY MARKET FUND..........................................25 - 29
FINANCIAL STATEMENTS.....................................................30 - 33
FINANCIAL HIGHLIGHTS.....................................................34 - 36
NOTES TO FINANCIAL STATEMENTS............................................37 - 38
NATIONWIDE(R) FAMILY OF FUNDS TRUSTEES AND OFFICERS...........................39

This report is for the information of shareholders of the Nationwide Family of Funds. It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

Nationwide(R) and [NATIONWIDE LOGO] are registered Federal Service marks of
                  Nationwide Mutual Insurance Company.

                              TO OUR SHAREHOLDERS
[PICTURE]

                MESSAGE TO SHAREHOLDERS:

                     The early months of 1997 will be remembered as an exciting one for investors and for our shareholders. The Dow Jones Industrial Average (DJIA) set records early on, breaking the 7000 barrier on March 12, 1997, then suffered a brief market correction before rebounding to close at 7008.9 on April 30, 1997, an increase of 16% from the October 31, 1996, close.

     A combination of low inflation, strong employment levels and consistent consumer spending have continued the bull run on Wall Street. The American economy is currently running at full capacity, and most consumers are optimistic about their financial futures. This state of economic confidence has enabled the political leadership in Washington to move forward with a balanced budget proposal. Even without such a measure, it is estimated that the federal budget deficit will drop to $75 billion this year, its lowest level in six years.

     The financial markets have been buoyed by these events, and many analysts now believe the economy can continue to reach new heights without triggering the brakes of inflation.

     Economic growth jumped 5.6% in the first quarter on an annualized basis fueled by a large inventory build-up, warm weather and the biggest surge in consumer spending in nearly 10 years. At the same time, inflation was just 2.2%, down from 2.6% during the fourth quarter of 1996. While few analysts expect this level of growth to continue throughout the year, Gross Domestic Product (GDP) rates for the second quarter are expected in the 2-3% range.

     For the six-months ended April 30, 1997, the Nationwide(R) Growth Fund gained 10.9% and the Nationwide(R) Fund increased 16.2%. Total return of the S&P 500 for the same period was 14.7%.

     Returns on long-term taxable bonds also were strong. For the six-months ended April 30, 1997, the Nationwide(R) Bond Fund returned .9% as compared to
 .2% for its benchmark index, the Lehman Brothers Long-Term Government/Corporate Index. For the six-month period, the Nationwide(R) U.S. Government Income Fund returned 1.6% compared to 1.4% for its benchmark index, the Merrill Lynch Government Master Index.

     For the six-months ended April 30, 1997, the Nationwide(R) Tax-Free Income Fund total return was 1.6% compared to 2.0% for its benchmark index, the Lehman Brothers Municipal Bond Index.

     The Money Market Fund continues to post consistent yields. Total return for the Fund was 2.4% for the six-months ended April 30, 1997, with a 30-day current yield of 4.9% as of that date. This compares favorably to the Consumer Price Index total return of 1.1% for the six-months ended April 30, 1997.

     The Nationwide(R) Fund was highlighted in the May issue of Money magazine as one of only seven stock funds that has posted profits each of the last 10 years. Overall, the Nationwide(R) Fund has had 19 years of positive performance, 12 of those under the current portfolio manager, Charles S. Bath.

     On the following pages, you can read the comments of your funds' portfolio managers which describe in detail important factors which explain each fund's performance and unique characteristics.

     As always, you are welcome to call 1-800-848-0920 with any suggestions or comments that you might have, or call 1-800-637-0012 to be connected to NAS NOW, our 24-hour automated voice response system.

DIMON R. MCFERSON, CHAIRMAN
JUNE, 1997

  NATIONWIDE(R) FAMILY OF FUNDS

                           NATIONWIDE(R) GROWTH FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

For the six-month period ended April 30, 1997, the Nationwide(R) Growth Fund provided a total return of 10.9%, excluding sales charges, as compared to a 14.7% total return for the S&P 500 Index.

Performance for this half of the fiscal year has continued to lag the S&P 500 Index. However, since the beginning of 1997 the Growth Fund has begun to improve in its Morningstar peer group comparisons. This is mainly due to the Fund's reduced exposure in the technology area, as outlined in the last report. During the first quarter the technology sector was very weak, and having a lower weighting there has helped comparisons. In addition, sectors such as energy and financial, where we had previously focused our buying and built up asset weightings, performed reasonably well and helped results. Even so, the market continues to react violently to even mildly negative news, and we held several stocks that were "taken out and shot" during the period, even though we continue to like their long term prospects. These included Columbia/HCA Healthcare, Archer Daniels Midland, Electronic Data Systems, and 360 degrees Communications, all of which are large positions, and held back overall results.

The weakness in technology, especially during the last half of March and continuing through mid-April, began to spill over into growth stocks in general. This created some very attractive opportunities to add to the Fund's holdings in growth stocks, and at the same time, reduce the exposure to some of the more value-oriented holdings. As a result of this, we have, as of this writing, added three new names to the Fund: Boston Scientific, Conseco and WorldCom, Inc. We have also added to our holdings of 360 degrees Communications, CUC International, Electronic Data Systems, First Data Corp., Monsanto, and Smart & Final. At the same time we have eliminated or reduced positions in AT&T, Bear Stearns, Chubb, Grand Metropolitan, Loctite, MCI Corp., Morgan Stanley, Seagram, Silicon Valley Bancshares, and Standard Financial. With the exceptions of AT&T and Silicon Valley, which also had fundamental issues, the sales were made simply on the basis of greater long-term potential in the stocks being purchased.

To the extent the market continues to give us opportunities to buy quality growth stocks at attractive prices, we will take advantage of them, and sell stocks with a less attractive combination of valuation and growth potential.

JOHN M. SCHAFFNER, MBA, CFA
PORTFOLIO MANAGER

                               TOP FIVE HOLDINGS

                                    VALUE         %
-----------------------------------------------------
Equitable Companies, Inc.        $28,928,250     4.2%
Allstate Corp.                    26,200,000     3.8%
First Data Corp.                  24,150,000     3.5%
Merrill Lynch & Co., Inc.         23,812,500     3.4%
Mobil Corp.                       23,400,000     3.4%

                                FUND PERFORMANCE
                          $10,000 Lump Sum Investment

                               Value of  Value of Reinvested
  Measurement Period           Initial   Dividends Including
 (Fiscal Year Covered)        Investment    Capital Gains
1988                              8496           1768
1989                              9268           2592
1990                              8599           3130
1991                              8928           4566
1992                             10535           5890
1993                             10648           6608
1994                             11153           7590
1995                             12327           9215
1996                             13532          12874
1997                             14170          15720

The value of a long-term investment in the Growth Fund is illustrated in the chart above. Over a 10-year period ended April 30, 1997, an investment of $10,000 would have earned an average annual compound total return of 11.6%, not including sales charge. The chart above illustrates the growth of this investment to $29,890.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-------------------------------------------------
             1             13.2%          16.2%           6.6%
-----------------------------------------------------------------------
             5             12.7%          15.3%          11.3%
-----------------------------------------------------------------------
            10             11.6%          13.3%          10.2%
-----------------------------------------------------------------------
            15             16.2%          14.1%          15.9%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Growth Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  NATIONWIDE(R) FAMILY OF FUNDS
                             GROWTH FUND HIGHLIGHTS

- Despite the market's "dips" in the last six months, it rebounded and surpassed the 7000 mark. Investors who did not try to time the market by selling their shares when the market dropped were rewarded with a 10.9% total return, excluding sales charges, for the six-month period ended April 30, 1997. Time, not timing, is the secret to successful investing.

- The Nationwide(R) Growth Fund focuses on investing in companies whose businesses have clearly visible, well-defined potential to grow long term at above-average rates. The Fund looks for these companies to have both management and financial resources capable of taking full advantage of favorable business opportunities to realize growth potential.

- The Fund practices a "buy and hold" strategy -- it does not try to time the market. This strategy focuses on growth over time and means that investors may not miss out on the growth in the market.

                            STATEMENT OF INVESTMENTS
                           NATIONWIDE(R) GROWTH FUND
                                                      APRIL 30, 1997 (UNAUDITED)

 ---------------------------------------------------------------
  SHARES                    SECURITY                    VALUE
 ---------------------------------------------------------------
              COMMON STOCK (94.8%)
              AIRLINES (0.4%)
    199,000   SkyWest, Inc. ......................   $  2,537,250
                                                     ------------
              AUTO INDUSTRY (1.4%)
    300,000   Genuine Parts Co. ..................      9,712,500
                                                     ------------
              BUSINESS SERVICES (4.4%)
    251,800   Cognizant Corp. ....................      8,214,975
    157,200   Insurance Auto Auctions, Inc.*......      1,041,450
    300,000   Manpower, Inc. .....................     12,037,500
    531,150   Olsten Corp. .......................      9,361,519
                                                     ------------
                                                       30,655,444
                                                     ------------
              CABLE (2.2%)
    600,000   Comcast Corp., Class A..............      9,525,000
    325,000   U.S. West Media Group*..............      5,606,250
                                                     ------------
                                                       15,131,250
                                                     ------------
              CHEMICALS (2.6%)
    250,000   Monsanto Co. .......................     10,687,500
    244,000   Sigma-Aldrich Corp. ................      7,320,000
                                                     ------------
                                                       18,007,500
                                                     ------------
              COMPUTER EQUIPMENT (6.7%)
    286,300   EMC Corp.*..........................     10,414,162
    325,000   Hewlett-Packard Co. ................     17,062,500
    120,000   International Business Machines
              Corp. ..............................     19,290,000
                                                     ------------
                                                       46,766,662
                                                     ------------
              COMPUTER SOFTWARE & SERVICES (7.2%)
    200,000   Automatic Data Processing, Inc. ....      9,050,000
    500,000   Electronic Data Systems Corp. ......     16,687,500
    700,000   First Data Corp. ...................     24,150,000
                                                     ------------
                                                       49,887,500
                                                     ------------
              CONGLOMERATES (1.6%)
    160,000   Honeywell, Inc. ....................     11,300,000
                                                     ------------
              CONSUMER GOODS (1.5%)
    300,000   Newell Co. .........................     10,500,000
                                                     ------------
              DISTRIBUTION (1.6%)
    328,125   Bergen Brunswig Corp., Class A......     11,197,266
                                                     ------------
              DRUGS (8.1%)
    419,200   Allergan, Inc. .....................     11,213,600
    325,000   Glaxo Wellcome, PLC ADR.............     12,796,875
    160,000   Schering-Plough Corp. ..............     12,800,000
    200,000   Warner-Lambert Co. .................     19,600,000
                                                     ------------
                                                       56,410,475
                                                     ------------
              ELECTRONICS (2.0%)
    146,484   Molex, Inc. ........................      4,540,996
    238,573   Molex, Inc., Class A................      6,918,603
    189,000   Woodhead Industries, Inc. ..........      2,835,000
                                                     ------------
                                                       14,294,599
                                                     ------------
              FINANCIAL (14.7%)
    400,000   Allstate Corp. .....................     26,200,000
     67,500   American International Group,
              Inc. ...............................      8,673,750
     50,000   Chubb Corp. ........................      2,887,500
    186,500   Conseco, Inc. ......................      7,716,437
    989,000   Equitable Companies, Inc. ..........     28,928,250
    486,202   Gainsco, Inc. ......................      4,254,267
    250,000   Merrill Lynch & Co., Inc. ..........     23,812,500
                                                     ------------
                                                      102,472,704
                                                     ------------

 ---------------------------------------------------------------
  SHARES                    SECURITY                    VALUE
 ---------------------------------------------------------------
              FOOD & BEVERAGE (2.4%)
  2,000,000   Grand Metropolitan PLC..............   $ 16,712,600
                                                     ------------
              FOOD-GRAIN & AGRICULTURE (2.7%)
  1,034,271   Archer Daniels Midland Co. .........     19,004,730
                                                     ------------
              HEALTHCARE SERVICES (4.0%)
    415,000   Apria Healthcare Group, Inc.*.......      7,003,125
    600,000   Columbia/HCA Healthcare Corp. ......     21,000,000
                                                     ------------
                                                       28,003,125
                                                     ------------
              MACHINERY & CAPITAL GOODS (5.9%)
    200,000   Applied Materials, Inc.*............     10,975,000
    139,650   Durco International, Inc. ..........      3,473,794
    120,000   Emerson Electric Co. ...............      6,090,000
    225,000   Lindsay Manufacturing Co. ..........      6,412,500
     60,000   Nordson Corp. ......................      3,000,000
    492,600   Zebra Technologies Corp.*...........     11,329,800
                                                     ------------
                                                       41,281,094
                                                     ------------
              MEDICAL PRODUCTS (2.2%)
    200,000   Biomet, Inc. .......................      3,037,500
    250,000   Boston Scientific Corp.*............     12,062,500
                                                     ------------
                                                       15,100,000
                                                     ------------
              OIL & GAS (10.5%)
    215,000   Amoco Corp. ........................     17,979,375
    250,000   Exxon Corp. ........................     14,156,250
    180,000   Mobil Corp. ........................     23,400,000
     60,000   Royal Dutch Petroleum Co. ..........     10,815,000
    235,000   Union Pacific Resources Group,
              Inc. ...............................      6,374,375
                                                     ------------
                                                       72,725,000
                                                     ------------
              PRINTING & PUBLISHING (0.8%)
    100,000   Merrill Corp. ......................      2,325,000
    160,000   Reader's Digest Association, Inc.,
              Class B.............................      3,520,000
                                                     ------------
                                                        5,845,000
                                                     ------------
              RESTAURANTS (1.3%)
    200,000   Bob Evans Farms, Inc. ..............      2,650,000
    300,000   Wendy's International, Inc. ........      6,187,500
                                                     ------------
                                                        8,837,500
                                                     ------------
              RETAIL (3.2%)
    617,000   CUC International, Inc.*............     13,034,125
    200,000   Franklin Quest Co.*.................      4,225,000
    265,000   Smart & Final, Inc. ................      5,134,375
                                                     ------------
                                                       22,393,500
                                                     ------------
              TELECOMMUNICATIONS (7.4%)
    300,000   MCI Communications Corp. ...........     11,437,500
    300,000   Sprint Corp. .......................     13,162,500
    977,500   360 degrees Communications Co.*.....     16,984,062
    400,000   WorldCom, Inc.*.....................      9,600,000
                                                     ------------
                                                       51,184,062
                                                     ------------
              Total common stock
              (cost $483,073,441)                     659,959,761
                                                     ------------

                           NATIONWIDE(R) GROWTH FUND
                                                      APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------
 PRINCIPAL               SECURITY                  VALUE
------------------------------------------------------------
              U.S. AGENCY-FULL FAITH & CREDIT (5.4%)
$2,340,000    Federal Home Loan Mortgage
              Corp. Notes 5.16% through
              5.545%, 05/19/97 through
              07/25/97.......................   $  2,321,538
36,080,000    Federal National Mortgage
              Association Notes 5.15% through
              5.55%, 05/23/97 through
              09/29/97.......................     35,487,976
                                                ------------
              Total U.S. agency-full faith &
              credit
              (cost $37,817,474).............     37,809,514
                                                ------------
              Total investments
              (cost $520,890,915)............   $697,769,275
                                                ============

------------------------

The abbreviations in the above statement stand for the following:

    PLC  Public Limited Company

    ADR  American Depository Receipt

* Denotes non-income producing securities.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  NATIONWIDE(R) FAMILY OF FUNDS

                               NATIONWIDE(R) FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The total return for the Nationwide(R) Fund for the six-month period ended April 30, 1997, was 16.2%, excluding sales charges and assuming all distributions were invested, compared to 14.7% for the S&P 500.

The Nationwide(R) Fund continued to benefit from the strong performance of the pharmaceutical stocks. Both Warner-Lambert and Schering-Plough, the Fund's two largest holdings, appreciated considerably in the six months ended April 30. Continued strong earnings growth for both these companies has allowed the stocks to outperform the market in the most recent reporting period. The Nationwide(R) Fund also benefited from consolidation in the financial services industry. Both First USA and U.S. Bancorp were acquired recently at significant premiums to their current market prices.

Raychem and Pall Corporation are examples of two specialty chemical companies that performed poorly in the trailing 12 months due to poor earnings performance. While the performance was disappointing, these two companies are attractively positioned for the long term and remain holdings in the Fund.

New holdings in the portfolio include Fannie Mae and McDonald's. Both are examples of the type of inexpensive franchise companies that dominate the portfolio. I feel confident the shares of these two companies will perform well for the long-term investor.

CHARLES S. BATH, MBA, CFA, CPA
PORTFOLIO MANAGER

                               TOP FIVE HOLDINGS

                                    VALUE         %
-----------------------------------------------------
Warner-Lambert Co.               $88,846,800     7.9%
Schering-Plough Corp.             64,968,000     5.8%
Texaco, Inc.                      50,291,850     4.5%
Mellon Bank Corp.                 45,535,875     4.1%
Avon Products, Inc.               42,200,800     3.8%

                                FUND PERFORMANCE
                            $100 Monthly Investment

                               Value of  Value of Reinvested
  Measurement Period           Monthly   Dividends Including
 (Fiscal Year Covered)        Investment    Capital Gains
1988                              1059             87
1989                              2395            414
1990                              3498            852
1991                              5317           1358
1992                              6727           1812
1993                              7915           2259
1994                              8973           3062
1995                             10080           4390
1996                             13685           6743
1997                             17400           9897

An individual investing $100 per month in the Nationwide(R) Fund over the past 10 years (ended April 30, 1997) would have earned an average annual compound total return 15.7% with no sales charges deducted. The chart above illustrates the growth of this monthly investment to more than $27,297.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1             26.8%          31.7%          15.3%
-----------------------------------------------------------------------
             5             15.4%          20.0%          13.3%
-----------------------------------------------------------------------
            10             13.2%          15.7%          11.9%
-----------------------------------------------------------------------
            15             16.4%          15.7%          15.8%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Nationwide Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  NATIONWIDE(R) FAMILY OF FUNDS
                         NATIONWIDE(R) FUND HIGHLIGHTS

- The Nationwide(R) Fund was highlighted in the May 1997 issue of Money magazine in an article entitled "These Funds Refuse to Lose." Of the 368 diversified funds that have kept the same managers over the past decade, Money found just seven stock funds that have made money every year. Charles S. Bath, who has managed the Fund since 1985, has posted profits in 12 consecutive years.

- The portfolio of the Nationwide(R) Fund consists of large, rapidly growing firms that dominate their markets, such as Avon Products and McDonald's. The Fund generates gains while minimizing risks by purchasing large-company growth stocks at reasonable prices.

- The Fund has had a 12.4% annualized gain for the 10 years ended March 1997, placing it in the top 30% of growth and income funds for that time period, while incurring 18% less volatility than the average equity fund.*

- For the three-month period ended April 30, 1997, Morningstar, one of the leading publications of the mutual fund industry, ranked the Nationwide(R) Fund in the top 1% out of 659 of its peer funds. For a 12-month period ended April 30, 1997, the Fund was ranked in the top 3% out of 609 peer funds. For five years the Fund was in the top 40% out of 235 funds and for 10 years the Fund was in the top 24% out of 134 funds (for the period ended April 30, 1997). The Fund and its peers invest in large capitalization stocks with an objective of value and growth. Morningstar's rankings are based on total return and are unadjusted for sales charges. Past performance is no guarantee of future results.

* Money, May 1997

                            STATEMENT OF INVESTMENTS
                               NATIONWIDE(R) FUND
                                                      APRIL 30, 1997 (UNAUDITED)

 ---------------------------------------------------------------
  SHARES                   SECURITY                    VALUE
 ---------------------------------------------------------------
              COMMON STOCK (98.4%)
              AUTOMOBILES (4.5%)
    708,600   Chrysler Corp. ...................   $   21,258,000
    832,900   Ford Motor Co. ...................       28,943,275
                                                   --------------
                                                       50,201,275
                                                   --------------
              BUILDING (4.0%)
    440,000   Martin Marietta Materials, Inc. ..       11,990,000
    337,500   Masco Corp. ......................       12,740,625
    302,200   Vulcan Materials Co. .............       19,756,325
                                                   --------------
                                                       44,486,950
                                                   --------------
              BUSINESS SERVICES (1.0%)
    301,800   Cognizant Corp. ..................        9,846,225
    100,599   ACNielsen Corp.*..................        1,508,985
                                                   --------------
                                                       11,355,210
                                                   --------------
              CHEMICALS (8.8%)
    485,200   Georgia Gulf Corp. ...............       11,766,100
    493,900   Millipore Corp. ..................       18,644,725
    593,700   Morton International, Inc. .......       24,861,187
    335,400   OM Group, Inc. ...................        9,349,275
    401,743   Pall Corp. .......................        9,290,307
    378,075   Raychem Corp. ....................       24,385,838
                                                   --------------
                                                       98,297,432
                                                   --------------
              COMPUTER EQUIPMENT (2.9%)
    200,000   International Business Machines
              Corp. ............................       32,150,000
                                                   --------------
              CONGLOMERATES (2.1%)
    500,000   Corning, Inc. ....................       24,125,000
                                                   --------------
              DRUGS (16.7%)
    364,700   Allergan, Inc. ...................        9,755,725
    149,000   American Home Products Corp. .....        9,871,250
    151,200   Pfizer, Inc. .....................       14,515,200
    812,100   Schering-Plough Corp. ............       64,968,000
    906,600   Warner-Lambert Co. ...............       88,846,800
                                                   --------------
                                                      187,956,975
                                                   --------------
              ELECTRICAL EQUIPMENT (1.7%)
    558,400   Black & Decker Corp. .............       18,706,400
                                                   --------------
              ENTERTAINMENT (1.8%)
    246,265   Walt Disney Company...............       20,193,730
                                                   --------------
              FINANCIAL (18.8%)
     73,400   Bancorp Hawaii, Inc. .............        3,137,850
    250,300   Bank of New York Co., Inc. .......        9,886,850
    564,600   Barnett Banks, Inc. ..............       27,594,825
    624,700   Chubb Corp. ......................       36,076,425
    205,900   Corestates Financial Corp. .......       10,423,687
    678,600   Fannie Mae........................       27,907,425
    209,400   First USA, Inc. ..................       10,077,375
    404,700   Horace Mann Educators Corp. ......       18,970,312
    547,800   Mellon Bank Corp. ................       45,535,875
    379,573   US Bancorp........................       21,683,108
                                                   --------------
                                                      211,293,732
                                                   --------------

 ---------------------------------------------------------------
  SHARES                   SECURITY                    VALUE
 ---------------------------------------------------------------
              FOOD & BEVERAGE (10.0%)
    594,800   Anheuser-Bush Companies, Inc. ....   $   25,502,050
  1,147,500   PepsiCo, Inc. ....................       40,019,062
    432,900   Philip Morris Companies, Inc. ....       17,045,438
    364,200   Ralston-Ralston Purina Group......       30,000,975
                                                   --------------
                                                      112,567,525
                                                   --------------
              HOSPITAL -- SUPPLY (1.1%)
    125,000   Covance, Inc.*....................        1,843,750
    582,500   Quest Diagnostics, Inc.*..........       10,266,563
                                                   --------------
                                                       12,110,313
                                                   --------------
              HOUSEHOLD -- PRODUCTS (5.4%)
    684,800   Avon Products, Inc. ..............       42,200,800
     73,700   Gillette Company..................        6,264,500
    100,000   Procter & Gamble Co. .............       12,575,000
                                                   --------------
                                                       61,040,300
                                                   --------------
              MACHINERY & CAPITAL GOODS (0.1%)
    342,400   Johnstown America Industries,
              Inc.*.............................        1,412,400
                                                   --------------
              OIL & GAS (7.9%)
    161,900   Mobil Corp. ......................       21,047,000
    476,700   Texaco, Inc. .....................       50,291,850
    465,100   Unocal Corp. .....................       17,731,937
                                                   --------------
                                                       89,070,787
                                                   --------------
              PRINTING & PUBLISHING (7.5%)
    760,000   American Greetings Corp., Class
              A.................................       24,320,000
    568,700   Dun & Bradstreet Corp. ...........       14,004,238
    184,000   Gannett Co., Inc. ................       16,054,000
    277,300   Gibson Greetings, Inc.*...........        5,684,650
    200,000   Tribune Co. ......................        8,775,000
     40,700   Washington Post Co., Class B......       14,621,475
                                                   --------------
                                                       83,459,363
                                                   --------------
              RESTAURANTS (0.9%)
    191,200   McDonald's Corp. .................       10,253,100
                                                   --------------
              RETAIL (0.8%)
    325,300   Wal-Mart Stores, Inc. ............        9,189,725
                                                   --------------
              TELECOMMUNICATIONS (0.3%)
     81,100   MCI Communications Corp. .........        3,091,938
                                                   --------------
              TOYS (2.1%)
    828,840   Mattel, Inc. .....................       23,103,915
                                                   --------------
              Total common stock
              (cost $616,274,004)...............    1,104,066,070
                                                   --------------

                               NATIONWIDE(R) FUND
                                                      APRIL 30, 1997 (UNAUDITED)

-------------------------------------------------------------
PRINCIPAL               SECURITY                   VALUE
-------------------------------------------------------------
             CONVERTIBLE BONDS (0.5%)
$7,826,000   Consorcio G Grupo Dina, 8.00%,
             2004
             (cost $7,276,925)..............   $    5,947,760
                                               --------------
             COMMERCIAL PAPER (0.6%)
 341,000     Merrill Lynch & Co. 5.50%,
             05/07/97.......................          340,634
2,210,000    Goldman Sachs Group 5.50%,
             05/16/97.......................        2,204,590
3,765,000    Marsh & McLennan Co. 5.48%,
             05/02/97.......................        3,763,840
                                               --------------
             Total commercial paper
             (cost $6,310,050)..............        6,309,064
                                               --------------
             REPURCHASE AGREEMENT (0.6%)
6,572,847    MBS Tri Party Repo 5.36%,
             05/01/97, Collateralized by
             $6,705,000 GNMA CMO, 6.00%,
             04/20/27, market value
             $6,707,972 (cost $6,572,847)...        6,572,847
                                               --------------
             Total investments (cost
             $636,433,826)..................   $1,122,895,741
                                               ==============

------------------------

The abbreviations in the above statement stand for the following:

     GNMA   Government National Mortgage Association
     CMO    Collateralized Mortgage Obligation

* Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  NATIONWIDE(R) FAMILY OF FUNDS

                            NATIONWIDE(R) BOND FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The Bond Fund's total return for the six-month period ended April 30, 1997 was 0.9%, excluding sales charges. Though disappointing, it did outperform the 0.2% return of the Lehman Long-Term Government/Corporate Bond Index. Yields increased substantially during the period, causing prices on fixed-income securities to fall and the resulting weak returns. The yield on the 30 year treasury increased by 31 basis points to 6.95% and the two-year yield increased by 54 basis points to 6.27%. The market reacted to the Federal Reserve Board's initial tightening and expectations of a further increase in the federal funds rate to 6.00% by year end.

Interest rates have fluctuated widely the last four years as have the returns of long-term bond funds. The behavior of the bond market is changing, with lower average returns accompanied with low inflation and increasing volatility. Because of these changes, we have decided to make a fundamental change in the management of the Bond Fund. The new benchmark will be the Lehman Government/Corporate Bond Index. It includes all of the long-term securities found in the Long-Term Index, but includes intermediates (1-10 years) as well. It has an average life of 9.5 years and returns that have shown more stability. This change will reduce the interest rate risk of the Bond Fund and should improve its risk/return profile.

In April, some initial steps were taken to restructure the portfolio to conform to the new Index. Some positions in long-term securities were sold with the proceeds reinvested temporarily in commercial paper. This brought the average life down from approximately 13 years to the 9.5 years of the Index. Mortgage-backed securities were reduced from 9.1% to 4.4% of the portfolio to reduce prepayment risk in an uncertain interest rate environment.

Looking to the next few months, we will be purchasing intermediate securities with funds raised from further sales of long-term securities and maturing commercial paper. I am also considering increasing the holdings of U.S. Governments significantly to take advantage of any corporate spread widening that may occur prior to the Federal Reserve completing their tightening move in this interest rate cycle.

DOUGLAS KITCHEN, CFA
PORTFOLIO MANAGER

                               TOP FIVE HOLDINGS

                                    VALUE         %
-----------------------------------------------------
Armstrong World Industries, Inc.  $4,735,084     3.8%
AMBAC, Inc.                        4,684,808     3.8%
Aetna Life & Casualty Corp.        4,149,963     3.4%
US Treasury Note                   4,142,500     3.4%
English China Clays Del., Inc.     4,045,876     3.3%

                                FUND PERFORMANCE
                          $10,000 Lump Sum Investment

                               Value of  Value of Reinvested
  Measurement Period           Initial   Dividends Including
 (Fiscal Year Covered)        Investment    Capital Gains
1988                              9498           1060
1989                              9293           2002
1990                              9129           3088
1991                              9467           4452
1992                              9447           5757
1993                             10081           7620
1994                              9263           8149
1995                              9048           9269
1996                              9324          10834
1997                              9334          12231

The graph above shows the appreciation achieved in the Bond Fund through a $10,000 investment over a 10-year period of time ended April 30, 1997. Shareholders would have seen their account grow to more than $21,565 for an average annual compound total return of 8.0%, not including sales charges.

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1              7.0%           5.9%          -0.9%
-----------------------------------------------------------------------
             5              7.2%           6.1%           6.0%
-----------------------------------------------------------------------
            10              8.0%           7.7%           6.9%
-----------------------------------------------------------------------
            15             10.1%           8.5%           9.8%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Bond Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  NATIONWIDE(R) FAMILY OF FUNDS
                              BOND FUND HIGHLIGHTS

- The Nationwide(R) Bond Fund is designed for investors who are less willing to accept the risk associated with stocks through investment in income obligations, including corporate debt securities, United States and Canadian Government obligations and commercial paper.

- Investors in the Bond Fund who reinvested their dividends would have more than doubled their money over a 10-year period. A $10,000 investment made in 1987 would have grown to $21,565, for an average annual compound total return of 8.0%, not including sales charges.

- The Fund provides shareholders with a monthly income from high-quality corporate and government obligations. Included in the portfolio are corporate bonds from well-known companies such as J.C. Penney, Wal-Mart and McGraw-Hill.

                            STATEMENT OF INVESTMENTS
                            NATIONWIDE(R) BOND FUND
                                                      APRIL 30, 1997 (UNAUDITED)

-------------------------------------------------------------
PRINCIPAL                SECURITY                   VALUE
-------------------------------------------------------------
             CANADIAN GOVERNMENT BONDS (4.8%)
$2,000,000   Hydro-Quebec, 8.05%, 07/07/24....   $  2,127,138
1,000,000    Hydro-Quebec, 11.75%, 02/01/12...      1,359,960
2,250,000    Quebec (Prov. of) 8.625%,
             01/19/05.........................      2,476,166
                                                 ------------
             Total Canadian government
             bonds............................      5,963,264
                                                 ------------
             (Cost $5,693,965)
             CORPORATE BONDS (68.6%)
             BANKS (5.5%)
3,000,000    Banc One Corp. 9.875%, 03/01/09..      3,557,628
1,000,000    Banc One Corp. 10.00%, 08/15/10..      1,208,279
2,000,000    Toronto-Dominion Bank, NY.,
             7.875%, 08/15/04.................      2,020,718
                                                 ------------
                                                    6,786,625
                                                 ------------
             BROKER-DEALERS (7.4%)
2,000,000    Bear Stearns Companies, Inc.,
             8.75%, 03/15/04..................      2,153,654
1,000,000    Bear Stearns Companies, Inc.,
             9.375%, 06/01/01.................      1,081,933
1,000,000    Lehman Brothers Holdings, Inc.,
             11.625%, 05/15/05................      1,243,959
3,000,000    Morgan Stanley Group, Inc.,
             10.00%, 06/15/08.................      3,570,426
1,000,000    Morgan Stanley Group, Inc.,
             8.10%, 06/24/02..................      1,044,499
                                                 ------------
                                                    9,094,471
                                                 ------------
             BUILDING MATERIALS (6.2%)
3,000,000    Hanson Overseas Sr. Note, 6.75%,
             09/15/05.........................      2,892,282
4,000,000    Armstrong World Industries,
             9.75%, 04/15/08..................      4,735,084
                                                 ------------
                                                    7,627,366
                                                 ------------
             CHEMICALS (1.6%)
2,000,000    ICI Wilmington, Inc., 7.50%,
             01/15/02.........................      2,043,462
                                                 ------------
             DIVERSIFIED FINANCE (4.3%)
2,000,000    Bass America Inc., 8.125%,
             03/31/02.........................      2,093,496
2,000,000    Ford Capital BV Notes,10.125%,
             11/15/00.........................      2,199,136
1,000,000    General Electric Capital Corp.,
             8.75%, 09/25/00..................      1,058,021
                                                 ------------
                                                    5,350,653
                                                 ------------
             HEALTH CARE (5.2%)
4,500,000    Aetna Life & Casualty Corp.,
             6.75%, 09/15/13..................      4,149,963
2,000,000    Kaiser Foundation, 9.55%,
             07/15/05.........................      2,289,926
                                                 ------------
                                                    6,439,889
                                                 ------------
             INSURANCE (8.7%)
4,000,000    AMBAC Inc., 9.375%, 08/01/11.....      4,684,808
2,000,000    Equitable of Iowa Companies,
             8.50%, 02/15/05..................      2,113,598
3,515,000    Loews Corp., 8.875%, 04/15/11....      3,883,952
                                                 ------------
                                                   10,682,358
                                                 ------------
             PAPER AND FOREST PRODUCTS (2.2%)
2,500,000    Temple-Inland Inc., 9.00%,
             05/01/01.........................      2,683,283
                                                 ------------

-------------------------------------------------------------
PRINCIPAL                SECURITY                   VALUE
-------------------------------------------------------------
             PUBLISHING (4.2%)
$2,000,000   Times Mirror Co., 7.25%,
             03/01/13.........................   $  1,935,190
3,000,000    McGraw-Hill Inc Note, 9.43%,
             09/01/00.........................      3,215,184
                                                 ------------
                                                    5,150,374
                                                 ------------
             RETAIL TRADE (11.7%)
2,000,000    Dayton Hudson Co., 9.250%,
             08/15/11.........................      2,275,050
3,000,000    May Department Stores Company
             10.625%, 11/01/10................      3,781,875
2,000,000    Penney, J.C. 7.40%, 04/01/37.....      2,022,396
2,000,000    Wal-Mart Stores, Inc., 7.25%,
             06/01/13.........................      1,948,856
2,000,000    Wal-Mart Stores, Inc., 7.50%,
             05/15/04.........................      2,049,731
2,000,000    Dillard Department Stores,
             9.125%, 08/01/11.................      2,345,012
                                                 ------------
                                                   14,422,920
                                                 ------------
             UTILITIES (1.1%)
1,250,000    Pacific Gas & Electric Co.,
             8.75%, 01/01/01..................      1,322,204
                                                 ------------
             OTHER (10.5%)
4,000,000    English China Clays Delaware,
             Inc.,7.375%, 10/01/02............      4,045,876
2,000,000    Grand Metropolitan Inv. (G)
             9.00%, 08/15/11..................      2,271,372
3,500,000    Waste Management, Inc., 8.75%,
             05/01/18.........................      3,802,827
3,000,000    Mayne Nickless Notes, 6.25%,
             02/01/06.........................      2,791,356
                                                 ------------
                                                   12,911,431
                                                 ------------
             Total corporate bonds
             (cost $83,883,721)...............     84,515,036
                                                 ------------
             MORTGAGE-BACKED SECURITIES (4.4%)
 500,000     FHLMC REMIC 1360-VK, 7.50%,
             08/15/07.........................        498,691
 169,329     FHLMC-GNMA 29X 6.75%, 02/25/23...        164,412
 338,658     FHLMC-GNMA 29Z 6.75%, 04/25/24...        314,891
1,119,000    FNMA REMIC 1992-145E 7.00%,
             08/25/22.........................      1,117,410
 646,000     FNMA REMIC G1992-15G 7.00%,
             04/25/20.........................        635,974
 485,447     FNMA REMIC G1992-64M 7.00%,
             11/25/22.........................        469,977
2,396,000    FNMA REMIC S G93-10E 5.00%,
             04/25/20.........................      2,244,070
                                                 ------------
             Total mortgage-backed securities
             (cost $5,445,350)................      5,445,425
                                                 ------------
             U.S. GOVERNMENT LONG-TERM
             OBLIGATION (3.4%)
4,000,000    U.S. Treasury Note, 7.50%,
             11/15/01.........................      4,142,500
                                                 ------------
             (cost $4,173,488)

                            NATIONWIDE(R) BOND FUND
                                                      APRIL 30, 1997 (UNAUDITED)

-------------------------------------------------------------
PRINCIPAL                SECURITY                   VALUE
-------------------------------------------------------------
             COMMERCIAL PAPER (10.0%)
$552,000     AIG Funding Inc., 5.48%,
             05/28/97.........................   $    549,749
2,910,000    Goldman Sachs Group, 5.45%,
             05/13/97.........................      2,903,805
2,594,000    Goldman Sachs Group, 5.52%,
             05/05/97.........................      2,591,645
2,236,000    Koch Industries Private
             Placement, 5.48%, 05/21/97.......      2,228,686
4,000,000    Merrill Lynch & Co., 5.45%,
             05/09/97                               3,994,472
                                                 ------------
             Total commercial paper
             (cost $12,270,345)...............     12,268,357
                                                 ------------
             REPURCHASE AGREEMENT (3.5%)
4,320,533    MBS Tri Party 5.36%, 05/01/97,
             Collateralized by $4,405,000 GNMA
             CMO, 6.00%, 04/20/27, market
             value $4,385,662 (cost
             $4,320,533)......................      4,320,533
                                                 ------------

             Total investments
             (cost $115,787,402)..............   $116,655,115
                                                 ============

------------------------

The abbreviations in the above statement stand for the following:

     FHLMC   Federal Home Loan Mortgage Corp.
     REMIC   Real Estate Mortgage Investment Conduit
     FNMA    Federal National Mortgage Association
     CMO     Collateralized Mortgage Obligation

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  NATIONWIDE(R) FAMILY OF FUNDS

                       NATIONWIDE(R) TAX-FREE INCOME FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

For the six-month period ended April 30, 1997, the Nationwide(R) Tax-Free Income Fund's total return was 1.6% as compared to 2.0% total return for the Lehman Municipal Bond Index. The Fund's 30-day annualized yield for the period ended April 30, 1997, was 4.8% based on the offering price of $10.15.

The municipal market produced modest returns during a volatile period. The Bond Buyer 11-General Obligation Municipal Bond Index increased from 5.60% to 5.68%. However, average yields on the weekly index were as low as 5.44% and as high as 5.79%. The yield on the 30-year Treasury Bond rose as well from 6.64% to 6.96%. Yields on the 30-year Treasury were as low as 6.35% and as high as 7.17%. Overall interest rates trended higher and the net asset value of the Fund declined during the period.

During the last few months of 1996, the economy was perceived to be growing at a slow, manageable, non-inflationary pace. Municipal bond prices were trending higher, interest rates trending lower, while supply and demand were well balanced. However, economic statistics began to show signs that the economy was gaining strength and in a preemptive move against inflation on March 25, the Federal Reserve raised the federal funds rate 25 basis points. Bond values declined. This action seemed justified as first quarter Gross Domestic Product emerged at a staggering 5.6% and the nation's unemployment rate plunged to 4.9%. The market became concerned that further credit tightening moves would be needed to control inflation. In late April, the announcement of an agreement between the White House and Congressional leaders for a balanced budget overshadowed concern about the growth rate and bond prices began to improve. The Federal Reserve remains unclear as to whether further intervention is needed at the next scheduled meeting in May. The market is expected to remain unsettled.

As the period ended, demand increased, the yield curve flattened further beyond 10 years and quality spreads narrowed. As a result, an investor isn't being compensated to extend maturities or reduce quality. The management of the Fund will remain cautious, maintain a credit quality at "AA," and seek to maximize total return opportunities should they develop on the yield curve in the future. The current average maturity is 19 years while the average coupon is approximately 6.00%.

ALPHA L. BENSON, MBA
PORTFOLIO MANAGER

                                TOP FIVE STATES

                                   VALUE          %
-----------------------------------------------------
Virginia                        $35,058,612     13.7%
Texas                            34,504,518     13.5%
Illinois                         26,878,018     10.5%
North Carolina                   23,725,650      9.2%
Washington                       15,871,832      6.2%

                                FUND PERFORMANCE
                          $10,000 Lump Sum Investment

                               Value of  Value of Reinvested
  Measurement Period           Initial   Dividends Including
 (Fiscal Year Covered)        Investment    Capital Gains
1988                              9794            673
1989                             10130           1461
1990                             10000           2225
1991                             10411           3143
1992                             10671           4058
1993                             11397           5352
1994                             10671           5980
1995                             10769           6946
1996                             10899           7965
1997                             10996           9007

The graph above shows how a hypothetical $10,000 investment grew through reinvestment of dividends. Shareholders for a period of 10 years ended April 30, 1997, saw their account grow to $20,003 for an average annual compound total return of 7.2% without including sales charge.

                   AVERAGE ANNUAL (COMPOUND) TOTAL RETURN(+)

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1              6.0%           4.6%          -0.2%
-----------------------------------------------------------------------
             5              6.3%           5.3%           6.2%
-----------------------------------------------------------------------
            10              7.2%           6.7%           6.3%
-----------------------------------------------------------------------
          Life              6.3%           6.7%           6.3%
-----------------------------------------------------------------------
          (11 years, 2 months)

 (+)Certain shareholders may be subject to local, state, and federal alternative minimum taxes.

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.

**For Periods Ended 3/31/97. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the Tax-Free Income Fund which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  NATIONWIDE(R) FAMILY OF FUNDS
                        TAX-FREE INCOME FUND HIGHLIGHTS

- The Nationwide(R) Tax-Free Income Fund's portfolio manager, using a "buy and hold," or long term, purchasing strategy attempts to position the Fund's assets in a portfolio with a good balance of coupon, credit quality and maturity. The Fund's manager maintains a portfolio of bonds rated with the three safest investment grades assigned by Moody's Investor Services and Standard & Poor's Corporation.

- Taxable securities of comparable quality and maturity to municipal bonds -- which make up the portfolio of the Nationwide(R) Tax-Free Income
  Fund -- may provide higher yields, but investors may be farther ahead with the Tax-Free Income Fund. For example, an investor could earn $7,500 annually from a fully taxable investment, assuming a 7.5% rate of return, or $5,500 in a tax-free investment, assuming a 5.5% rate of return. After taxes, an investor in the 36% tax bracket would keep just $4,800. But an investor in the tax-free investment would keep all of the $5,500 federally tax-exempt income.

                            STATEMENT OF INVESTMENTS
                       NATIONWIDE(R) TAX FREE INCOME FUND
                                                      APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
             LONG-TERM MUNICIPAL SECURITIES -- (99.5%)
             ALABAMA (4.6%)
$3,000,000   Alabama Housing Finance
             Authority Single-Family Mortgage
             Revenue Bonds (Collateralized
             Home Mortgage Revenue Bond
             Program), 1996 Series D, 6.00%,
             2016............................   $  3,018,750
1,100,000    Birmingham, Alabama General
             Obligation Parking Warrants,
             Series 1995-A, 5.90%, 2018......      1,087,625
2,500,000    Birmingham, Alabama General
             Obligation Refunding Revenue,
             Series 1992 B, 6.25%, 2016......      2,590,625
2,480,000    Birmingham, Alabama Water Works
             & Sewer Board Refunding Revenue,
             Series 1992, 6.125%, 2012.......      2,542,000
2,500,000    Huntsville, Alabama General
             Obligation Limited Tax Warrants,
             Series 1992 A, 6.00%, 2012......      2,578,125
                                                  ----------
                                                  11,817,125
                                                  ----------
             ARIZONA (1.0%)
2,500,000    Salt River Project Agricultural
             Improvement & Power District,
             Arizona Electric System Revenue
             Bonds, Series 1992 C, 6.20%,
             2012............................      2,578,125
                                                   ---------
             COLORADO (0.1%)
 340,000     Colorado Housing Finance
             Authority Single-Family Housing
             Revenue Refunding Bonds, Series
             1991-A, 7.15%, 2014.............        358,700
                                                   ---------
             CONNECTICUT (2.0%)
4,790,000    Connecticut Housing Finance
             Authority Housing Mortgage
             Finance Program Bonds, Series
             1992-B, 6.70%, 2012.............      5,035,488
                                                   ---------
             FLORIDA (1.0%)
2,400,000    Jacksonville, Florida Electric
             Authority Bulk Power Revenue
             Bonds, (Scherer 4 Project, Issue
             One, Series 1991-A), 7.00%,
             2012............................      2,607,000
                                                   ---------
             GEORGIA (2.5%)
1,250,000    Columbus, Georgia Building
             Authority Lease Revenue Bonds,
             Series 1997A, 5.65%, 2017.......      1,228,125
1,210,000    Dekalb County, Georgia General
             Obligation Refunding Bonds,
             6.00%, 2012.....................      1,256,887
2,750,000    Georgia Municipal Electric
             Authority Power Revenue Bonds,
             Series 1991-V, 6.60%, 2018......      3,011,250
1,005,000    Georgia Residential Financial
             Authority Revenue Bonds, Series
             A, 7.50%, 2017..................      1,048,969
                                                   ---------
                                                   6,545,231
                                                   ---------
             ILLINOIS (10.5%)
2,050,000    Chicago Park District, Illinois
             General Obligation Unlimited Tax
             Park Bonds, Series 1996, 5.60%,
             2021............................      1,965,437

------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
$3,000,000   Cook County, Illinois General
             Obligation Capital Improvement
             Bonds, 5.875%, 2022.............   $  2,985,000
2,185,000    Illinois Educational Facility
             Authority Revenue, Series
             1991-A, Loyola University,
             7.125%, 2021....................      2,346,144
1,975,000    Illinois Regional Transportation
             Authority General Obligation
             Refunding Bonds, Series 1996,
             5.40%, 2015.....................      1,881,187
7,500,000    Illinois State Build Illinois
             Bonds Sales Tax Revenue, Series
             O, 6.00%, 2018..................      7,500,000
2,500,000    Illinois State Build Illinois
             Bonds Sales Tax Revenue, Series
             V, 6.375%, 2017.................      2,571,875
3,000,000    Illinois State General
             Obligation Bonds, Series of
             March 1994, 5.80%, 2019.........      2,992,500
2,500,000    Illinois State General
             Obligation Bonds, Series of
             December 1995, 5.125%, 2017.....      2,293,750
1,100,000    Metropolitan Pier & Exposition
             Authority, Illinois Dedicated
             State Tax Revenue, 6.50%,
             2022............................      1,205,875
1,000,000    Palatine, Illinois Corporate
             Purpose General Obligation
             Bonds, Series 1985, 9.90%,
             2016............................      1,136,250
                                                  ----------
                                                  26,878,018
                                                  ----------
             INDIANA (2.9%)
5,335,000    Indiana State Toll Road
             Commission East-West Toll Road
             Revenue Bonds, Series 1980,
             9.00%, 2015.....................      7,275,606
                                                   ---------
             KENTUCKY (1.4%)
3,250,000    Jefferson County, Kentucky
             Jewish Hospital Healthcare
             Services Health Facilities
             Revenue Bonds, Series 1995,
             6.50%, 2015.....................      3,465,313
                                                   ---------
             MASSACHUSETTS (1.4%)
2,525,000    Massachusetts State General
             Obligation Bonds Consolidated
             Loan, Series 1992-B, 6.50%,
             2013............................      2,723,844
1,000,000    Massachusetts General Obligation
             Refunding Bonds, 1995 Series A,
             5.00%, 2012.....................        952,500
                                                   ---------
                                                   3,676,344
                                                   ---------
             MICHIGAN (3.2%)
3,500,000    Cheboygan, Michigan Area Schools
             General Obligation Unlimited
             Tax, 5.60%, 2021................      3,403,750
3,500,000    Michigan State General
             Obligation Bonds, Environmental
             Protection Program, Series 1992,
             6.25%, 2012.....................      3,797,500
1,150,000    University of Michigan Higher
             Education Housing Revenue Bonds,
             Series 1996A, 5.125%, 2015......      1,076,688
                                                   ---------
                                                   8,277,938
                                                   ---------

                       NATIONWIDE(R) TAX FREE INCOME FUND
                                                      APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
             MINNESOTA (3.2%)
$2,000,000   Minneapolis, Minnesota General
             Obligation Special Purpose
             Refunding Bonds, Series 1993B,
             5.20%, 2013.....................   $  1,950,000
2,220,000    Minnesota Housing Finance Agency
             Rental Housing Revenue Bonds,
             1995 Series D, 5.90%, 2015......      2,217,225
3,870,000    Minnesota State Housing Finance
             Agency Single Family Mortgage
             Revenue Bonds, Series 1994 K,
             6.40%, 2015.....................      3,971,588
                                                   ---------
                                                   8,138,813
                                                   ---------
             MISSOURI (0.8%)
2,000,000    Missouri State Environmental
             Improvement & Energy Resources
             Authority Water Pollution
             Control Revenue Bonds, 6.55%,
             2014............................      2,127,500
                                                   ---------
             NEBRASKA (2.0%)
5,000,000    Nebraska Public Power District
             Power Supply System Revenue
             Bonds, Series 1993, 6.125%,
             2015............................      5,100,000
                                                   ---------
             NORTH CAROLINA (9.2%)
3,460,000    North Carolina Housing Finance
             Agency Multi-Family Revenue
             Refunding Bonds, Series H,
             5.95%, 2021.....................      3,447,025
2,020,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series AA, 6.25%, 2017...      2,067,975
2,185,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series GG, 5.90%, 2013...      2,187,731
1,820,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series N, 7.40%, 2028....      1,899,625
1,815,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series J, 7.40%, 2022....      1,880,794
3,000,000    North Carolina Medical Care
             Commission Health Care Revenue
             Bonds, (Carolina Medicorp
             Project), Series 1996, 5.125%,
             2016............................      2,778,750
1,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Bonds, Duke University Hospital
             Project, Series C, 5.25%,
             2017............................        943,750
2,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Refunding Bonds, Series 1992 A
             (North Carolina Baptist
             Hospitals Project), 6.375%,
             2014............................      2,080,000
1,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Bonds (Wake County Hospital
             System), Series 1997, 5.375%,
             2026............................        935,000
------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
$6,000,000   Pitt County, North Carolina Pitt
             County Memorial Hospital Revenue
             Bonds, Series 1995, 5.25%,
             2021............................   $  5,505,000
                                                ------------
                                                  23,725,650
                                                ------------
             OHIO (1.7%)
1,100,000    Franklin County, Ohio Hospital
             Refunding and Improvement
             Revenue Bonds (The Children's
             Hospital Project), 1996 Series
             A, 5.75%, 2020..................      1,097,250
1,230,000    Ohio Housing Finance Agency
             Mortgage Revenue Bonds
             Residential Mortgage Backed
             Securities, Series A-1, 5.70%,
             2017............................      1,205,400
2,000,000    Ohio Turnpike Commission
             Turnpike Revenue Bonds, 1996
             Series A, 5.70%, 2017...........      1,985,000
                                                   ---------
                                                   4,287,650
                                                   ---------
             PENNSYLVANIA (6.1%)
2,000,000    Pennsylvania General Obligation
             Bonds, Second Series of 1995,
             5.00%, 2012.....................      1,890,000
4,500,000    Pennsylvania Higher Educational
             Facilities Authority, The
             University of Pennsylvania
             Health Services Revenue Bonds,
             Series A of 1996, 5.875%,
             2015............................      4,528,125
4,055,000    Pennsylvania Housing Finance
             Agency Rental Housing Refunding
             Revenue Bonds, Issue 1992,
             6.40%, 2012.....................      4,151,306
1,500,000    Pennsylvania Housing Finance
             Agency Rental Housing Refunding
             Revenue Bonds, Issue 1992,
             6.25%, 2007.....................      1,550,625
2,000,000    Pennsylvania State Turnpike
             Commission Oil Franchise Tax
             Revenue, Series A, 6.00%,
             2014............................      2,042,500
1,500,000    Pittsburgh, Pennsylvania Water
             and Sewer Authority, Water and
             Sewer System First Lien Revenue
             Bonds, Series A of 1995, 5.50%,
             2015............................      1,449,375
                                                  ----------
                                                  15,611,931
                                                  ----------
             SOUTH CAROLINA (6.1%)
6,980,000    Charleston, South Carolina
             Waterworks & Sewer System
             Refunding & Capital Improvement
             Revenue Bonds, Series 1991,
             6.00%, 2018.....................      7,075,975
1,400,000    Greenville, South Carolina
             Hospital System Revenue Bonds
             Hospital Facilities, Series B,
             5.25%, 2017.....................      1,309,000
1,000,000    South Carolina Public Service
             Authority, Santee Cooper,
             Revenue Bonds, 1991 Series D,
             6.625%, 2031....................      1,096,250
1,500,000    South Carolina State Housing
             Finance & Development Authority
             Multi-Family Development Revenue
             Refunding, Series 1992-A,
             6.875%, 2023....................      1,550,625

                       NATIONWIDE(R) TAX FREE INCOME FUND
                                                      APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
$2,075,000   South Carolina State Housing
             Finance & Development Authority
             Homeownership Mortgage Purchase
             Bonds, Series 1994 A, 6.375%,
             2016............................   $  2,100,938
 1,500,000   Spartanburg, South Carolina
             Water System Improvement
             &Refunding Revenue Bonds, Series
             1992, 6.25%, 2017...............      1,545,000
 1,000,000   Spartanburg, South Carolina
             Water System Revenue Bonds,
             Series 1996, 6.10%, 2021........      1,023,750
                                                  ----------
                                                  15,701,538
                                                  ----------
             TENNESSEE (1.4%)
 1,000,000   Nashville & Davidson County,
             Tennessee General Obligation
             Multi-Purpose Improvement Bonds,
             Series 1994, 6.125%, 2014.......      1,032,500
 1,500,000   Nashville & Davidson County,
             Tennessee Health & Educational
             Facilities Revenue Bonds, Series
             1979, 7.875%, 2004..............      1,646,250
 1,000,000   Shelby County, Tennessee General
             Obligation Public Improvement
             Bonds, 1996 Series A, 5.85%,
             2017............................      1,000,000
                                                   ---------
                                                   3,678,750
                                                   ---------
             TEXAS (13.5%)
 2,325,000   Beaumont Independent School
             District, Texas Unlimited Tax
             School Building, Series 1996,
             5.00%, 2016.....................      2,139,000
 1,000,000   Carrollton-Farmers Branch
             Independent School District,
             Texas General Obligation
             Permanent School Fund Guarantee,
             Series 1996, 5.70%, 2017........        995,000
 1,100,000   Cypress-Fairbanks Independent
             School District, Texas General
             Obligation Permanent School Fund
             Guarantee, Series 1996, 5.375%,
             2019............................      1,043,625
 2,300,000   Fort Bend Independent School
             District, Texas General
             Obligation Permanent School Fund
             Guarantee, Series 1996, 5.00%,
             2018............................      2,093,000
 1,350,000   Fort Worth, Texas General
             Obligation Limited Tax Bonds,
             5.625%, 2017....................      1,331,437
 2,500,000   Houston Independent School
             District, Texas Limited Tax
             Schoolhouse Refunding Bonds,
             Series 1997, 5.375%, 2017.......      2,375,000
 7,720,000   Houston, Texas Water & Sewer
             Junior Lien Revenue Refunding,
             Series 1991-C, 6.375%, 2017.....      8,125,300
   490,000   Lower Colorado River Authority
             Texas Junior Lien Refunding
             Revenue Bonds, Series 1992
             (ETM), 6.00%, 2017..............        509,600
 2,630,000   Lower Colorado River Authority
             Texas Junior Lien Refunding
             Revenue Bonds, Series 1992
             (Unrefunded), 6.00%, 2017.......      2,643,150
------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
$2,000,000   Texas A&M University System
             Board of Regents Revenue
             Financing System Bonds, Series
             1996, 5.375%, 2014..............   $  1,920,000
 1,250,000   Texas National Research
             Laboratory Commission Revenue
             (Superconducting Super Collider
             Project), Series 1991, 7.10%,
             2021............................      1,387,500
 3,175,000   Texas State Water Development
             Bonds, Series 1994, 6.90%,
             2017............................      3,480,594
 2,000,000   University of Texas System
             Permanent University Fund Bonds,
             Series 1992B, 6.25%, 2013.......      2,122,500
 3,000,000   Weatherford, Texas Independent
             School District Unlimited Tax
             School Building and Refunding
             Bonds, Series 1994, 6.50%,
             2015............................      3,187,500
 1,090,000   Weatherford, Texas Independent
             School District Unlimited Tax
             School Building and Refunding
             Bonds, Series 1994, 6.40%,
             2012............................      1,151,312
                                                  ----------
                                                  34,504,518
                                                  ----------
             UTAH (0.4%)
 1,080,000   Intermountain Power Agency, Utah
             Power Supply Revenue Refunding
             Bonds, Series 1993-A, 5.50%,
             2020............................      1,012,500
                                                   ---------
             VIRGINIA (13.7%)
 1,500,000   Fairfax County, Virginia Water
             Authority Water Refunding
             Revenue Series 1992, 6.00%,
             2022............................      1,513,125
 4,250,000   Henrico County, Virginia Water
             and Sewer System Refunding
             Revenue Bonds, Series 1994,
             5.875%, 2014....................      4,228,750
 1,985,000   Newport News, Virginia General
             Improvement Bonds, Series 1993
             E, 5.20%, 2013..................      1,908,081
 8,000,000   Richmond, Virginia General
             Obligation Public Improvement
             Refunding Bonds, Series 1991-B,
             6.25%, 2018.....................      8,190,000
 2,000,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1992 C Subseries
             C-7, 6.30%, 2015................      2,030,000
 1,000,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995 B Subseries
             B-3, 6.35%, 2015................      1,023,750
 1,930,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995 B Subseries
             B-3, 6.35%, 2016................      1,975,837
 5,500,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1992 A, 7.10%,
             2022............................      5,699,375
 1,000,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series B Subseries B-2,
             6.50%, 2010.....................      1,062,500

                       NATIONWIDE(R) TAX FREE INCOME FUND
                                                      APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
$1,080,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995-D, Subseries
             D-1, 5.95%, 2013................   $  1,084,050
 2,000,000   Virginia Public School Authority
             School Financing Bonds (1991
             Resolution), Series 1994 A,
             6.20%, 2013.....................      2,110,000
 4,595,000   Virginia Public School Authority
             School Financing Bonds (1991
             Resolution), Series 1995 C,
             5.00%, 2016.....................      4,233,144
                                                  ----------
                                                  35,058,612
                                                  ----------
             Washington (6.2%)
 2,950,000   Seattle, Washington Metropolitan
             General Obligation Bonds, Series
             1991, 6.875%, 2020..............      3,015,520
 7,650,000   Seattle, Washington Water System
             and Refunding Revenue Bonds,
             1993, 5.50%, 2018...............      7,296,187
 3,500,000   Washington State Motor Vehicle
             Fuel Tax General Obligation
             Bonds, Series 1997 D, 5.375%,
             2022............................      3,351,250
 2,155,000   Washington State General
             Obligation Unlimited Tax Bonds,
             Series DD-14 and B, 6.00%,
             2015............................      2,208,875
                                                  ----------
                                                  15,871,832
                                                  ----------
------------------------------------------------------------
PRINCIPAL                SECURITY                  VALUE
------------------------------------------------------------
             WISCONSIN (4.6%)
$1,000,000   Wisconsin Housing and Economic
             Development Authority Home
             Ownership Revenue Bonds, Series
             A, 5.65%, 2010..................   $  1,006,250
 2,000,000   Wisconsin State General
             Obligation, Series 1992-A,
             6.30%, 2011.....................      2,122,500
 3,065,000   Wisconsin State General
             Obligation Refunding Bonds of
             1996, Series 1, 5.00%, 2014.....      2,861,944
 2,000,000   Wisconsin State General
             Obligation Bonds of 1994, Series
             A, 5.00%, 2014..................      1,867,500
 2,500,000   Wisconsin State Transportation
             Revenue Bonds, Series A, 5.50%,
             2012............................      2,468,750
 1,500,000   Wisconsin State Transportation
             Revenue Bonds,1994 Series A,
             5.50%, 2011.....................      1,475,625
                                                  ----------
                                                  11,802,569
                                                  ----------
             Total municipal securities
             (cost $247,982,616).............   $255,136,751
                                                ------------

------------------------

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  NATIONWIDE(R) FAMILY OF FUNDS

                   NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND

                             MANAGEMENT DISCUSSION
                              OF FUND PERFORMANCE

The total return for the Nationwide(R) U.S. Government Income Fund for the six-month period ended April 30, 1997 was 1.6% compared to a total return of 1.4% for its benchmark index, the Merrill Lynch Government Master Index.

The past six months have been a volatile period for the U.S. bond market. Early in the period, rates fell as the economy grew slowly with little inflation. Rates began to rise late in the year as investors became concerned that economic growth and low unemployment would lead to inflationary pressures. The Federal Reserve raised the federal funds rate by 25 basis points on March 25 and bond yields reached their highs in April. The net change in interest rates was approximately 50 basis points in intermediate rates and 35 basis points in long rates. The Fund outperformed its benchmark due to the tightening of spreads in the mortgage backed and callable agency sectors.

The U.S. Government Income Fund continues to maintain exposure to the mortgage market with approximately 80% in collateralized mortgage obligations (CMOs). These CMOs are well-structured bonds which should continue to enhance the yield and the return of the Fund. The Fund also continues to hold positions in both callable and non-callable agency notes. The remainder of the portfolio is invested in repurchase agreements for liquidity.

WAYNE T. FRISBEE, CFA
KIMBERLY BINGLE, CFA, FLMI
GARY HUNT, MBA
PORTFOLIO MANAGERS

                               TOP FIVE HOLDINGS

                                   VALUE          %
-----------------------------------------------------
FNMA Remics                     $15,324,252     39.4%
FHLMC Remics                     15,204,627     39.2%
Federal Home Loan Bank            3,960,068     10.2%
Federal National Mortgage
  Association                     1,533,167      3.9%
Federal Home Loan Mortgage
  Corp.                           1,000,232      2.6%

                                FUND PERFORMANCE
                          $10,000 Lump Sum Investment

                               Value of  Value of Reinvested
  Measurement Period           Initial   Dividends Including
 (Fiscal Year Covered)        Investment    Capital Gains
1992                             9848             103
1993                            10192             905
1994                             9686            1491
1995                             9727            2207
1996                             9909            2984
1997                            10020            3806

The graph above shows the ending investment value as of 4/30/97 on a hypothetical $10,000 investment with dividends reinvested for the life of the Fund (inception 2/28/92). The ending value of $13,826 represents an average annual compound total return of 6.5% without including the contingent deferred sales charge (CDSC).

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
            1               7.2%           6.2%            .1%
-----------------------------------------------------------------------
            5               6.8%           6.3%           6.4%
-----------------------------------------------------------------------
            Life            6.5%           6.3%           6.3%
-----------------------------------------------------------------------

 (5 years, 2 months)

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the U.S. Government Income Fund which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.